Exhibit 99.2

1 Q3 Earnings Review October 26, 2010 Exhibit 99.2

2 Cautionary Notice: Forward-Looking Statements This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events, are not historical facts and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. These statements can generally be identified by lead-in words such as "believe", "expect", "anticipate", "intend", "plan", "foresee", "may" ,"will" and other similar words. Statements that describe our Company's objectives, plans or goals are also forward-looking statements. Examples of such forward-looking information we may be discussing in this presentation include, without limitation, further implementation of our operational strategies and playbooks, future debt retirement, capital expenditures, operating margins and revenues, inventory levels and new vehicle industry sales volume. You are cautioned that these forward-looking statements are not guarantees of future performance, involve risks and uncertainties and actual results may differ materially from those projected in the forward-looking statements as a result of various factors. These risks and uncertainties include, among other things, (a) economic conditions in the markets in which we operate, (b) the success of our operational strategies, (c) our relationships with the automobile manufacturers and (d) new and used vehicle sales volume. These risks and uncertainties, as well as additional factors that could affect our forward-looking statements, are described in our Form 10-K for the year ending December 31, 2009 and our Form 10-Q for the quarter ending June 30, 2010. These forward-looking statements, risks, uncertainties and additional factors speak only as of the date of this presentation. We undertake no obligation to update any such statements.

3 Sonic Automotive Q3 2010 Strategy Update Quarter in Review Financial Results Operations Recap Closing Comments

4 Portfolio Growth (1997 - 2002) Domestic - 51% Import - 26% Luxury - 23% Acquisition Company that Operates Dealerships

5 Operating Company that Acquires Dealerships Portfolio Enrichment (2003 - 2007) Domestic - 27% Import - 30% Luxury - 43%

6 Workforce Stabilization Training Investment Operational Excellence "Playbooks" Technology Investment Customer Experience Generate Cash Investment Priorities Portfolio Maximization Grow our base business Reduce debt Own our land and facilities Predictable, Repeatable and Sustainable Optimize Asset Returns

7 Overall Results - Q3 2010 Revenues up 9% New vehicle revenue up against strong comp Used revenue up 20% Fixed Operations up 6% Debt reduction continues Redeemed $20m of senior sub notes Interest expense down $3.2m Announced Q4 redemption of 4.25% convertible notes Will reap the benefits of lower interest costs in the future

Quarterly Results (Adjusted*) *See appendix for reconciliation to GAAP amounts 8

9 Adjusted EBITDA - All Operations

10 SG&A - Q3 2010 (1) Amounts adjusted for $0.6M hail damage charge. Unadjusted amounts are $33.5M for Other Fixed, $225.6M for Total SG&A, and 79.9% for SG&A % of Gross.

11 Liquidity (1)Excludes other non-public debt principal of $140.8 million and $137.5 million at December 31, 2009 and September 30, 2010, respectively. Retired $12 million of senior subordinated notes and $1 million of convertible notes in Q2. Redeemed an additional $20 million of senior subordinated notes in Q3. Will redeem $16 million of convertible notes in Q4.

12 Debt Covenants

New Vehicle 13 Revenue $ Gross $ Sequential revenue and gross increases since Q1 2010. (Q3 2009 included Cash for Clunker program) (amounts in millions)

14 Used Retail Vehicles - YOY Change

Used Vehicle GP $ and GPU 15 Up 9%

16 F&I Up 9%

17 Fixed Operations - Q3 2010 Continuing Operations Revenue (amounts in millions) Revenue $ 5.6% Gross (amounts in millions) Gross Profit $ 2.8%

18 Summary New vehicle volume performed well considering strong import comps from CARS program Used retail vehicle volume and gross continue to grow F&I continues to benefit from growth in used volume Reinstated a small dividend given cash flow generation Will continue to bring back associate programs (401K match, etc.) as profits and cash continue to grow Q4 EPS target of $0.25 - $0.27

19

20 Reconciliation of Non-GAAP Financial Information

21 Reconciliation of Non-GAAP Financial Information